                                                                  EXHIBIT 23.4

                      CONSENT OF LAWRENCE M.V.D. SCHLOSS

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.

                                          /s/ Lawrence M.v.D. Schloss
                                          -----------------------------
                                              Lawrence M.v.D. Schloss

July 9, 1997